Exhibit 99.1

DANA INCORPORATED

Quarterly Financial Information and Reconciliations of Non-GAAP Financial Measures

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) from continuing operations before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefits (OPEB) costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Adjusted net income (loss) attributable to the parent company is a non-GAAP financial measure which we have defined as net income (loss) attributable to the parent company excluding net income from discontinued operations, discrete income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to net income (loss) attributable to the parent company reported by other companies. Adjusted net income (loss) attributable to the parent company is neither intended to represent nor be an alternative measure to net income (loss) attributable to the parent company reported in accordance with GAAP.

Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income (loss) attributable to the parent company divided by adjusted diluted shares. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income (loss) attributable to the parent company. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP.

Adjusted free cash flow is a non-GAAP financial measure which we have defined as cash provided by (used in) operating activities less purchases of property, plant and equipment plus proceeds from sale of property, plant and equipment plus cash paid for purchases of leased facilities plus cash paid for Off-Highway business divestiture related activities. We believe adjusted free cash flow is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Adjusted free cash flow is not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Adjusted free cash flow may not be comparable to similarly titled measures reported by other companies.

The accompanying financial information provides reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income (loss) and diluted EPS. Providing net income (loss) and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss) and diluted EPS, including restructuring actions, asset impairments and certain income tax adjustments. The accompanying reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.

DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Three Months Ended March 31, 2026 and 2025

	Three Months Ended
(In millions, except per share amounts)	March 31,
	2026	2025
Net sales	$1,868	$1,781
Costs and expenses
Cost of sales	1,699	1,663
Selling, general and administrative expenses	102	105
Amortization of intangibles	2	2
Restructuring charges, net	6	2
Other income (expense), net	(40)	(1)

Earnings from continuing operations before interest and income taxes	19	8
Loss on extinguishment of debt	(7)
Interest income	6	2
Interest expense	22	39

Loss from continuing operations before income taxes	(4)	(29)
Income tax expense (benefit)	14	(10)
Equity in earnings of affiliates	3	2

Net loss from continuing operations	(15)	(17)
Net income from discontinued operations	1,106	47

Net income	1,091	30
Less: Noncontrolling interests net income from continuing operations	4	5

Net income attributable to the parent company	$1,087	$25

Net income (loss) per share available to common stockholders
Basic loss per share from continuing operations	$(0.17)	$(0.15)
Basic earnings per share from discontinued operations	10.06	0.32

Basic earnings per share	$9.89	$0.17

Diluted loss per share from continuing operations	$(0.17)	$(0.15)
Diluted earnings per share from discontinued operations	10.06	0.32

Diluted earnings per share	$9.89	$0.17

Weighted-average shares outstanding - Basic	109.9	145.6
Weighted-average shares outstanding - Diluted	109.9	145.6

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Three Months Ended March 31, 2026 and 2025

	Three Months Ended
(In millions)	March 31,
	2026	2025
Net loss from continuing operations	$(15)	$(17)
Other comprehensive income (loss) from continuing operations, net of tax:
Currency translation adjustments	2	12
Hedging gains and losses	(4)	18
Defined benefit plans	(1)

Other comprehensive income (loss) from continuing operations	(3)	30

Total comprehensive income (loss) from continuing operations	(18)	13

Net income from discontinued operations	1,106	47
Other comprehensive income (loss) from discontinued operations, net of tax:
Currency translation adjustments	179	2

Other comprehensive income from discontinued operations	179	2

Total comprehensive income from discontinued operations	1,285	49

Total comprehensive income	1,267	62
Less: Comprehensive income from continuing operations attributable to noncontrolling interests	(4)	(5)

Comprehensive income attributable to the parent company	$1,263	$57

DANA INCORPORATED

Consolidated Balance Sheet (Unaudited)

As of March 31, 2026 and December 31, 2025

(In millions, except share and per share amounts)	March 31,	December 31,
	2026	2025
Assets
Current assets
Cash and cash equivalents	$477	$469
Accounts receivable
Trade, less allowance for doubtful accounts of $12 in 2026 and $15 in 2025	1,257	987
Other	278	254
Inventories	994	1,015
Other current assets	201	114
Current assets of disposal group held for sale	32	1,029

Total current assets	3,239	3,868
Intangibles	61	71
Deferred tax assets	499	534
Other noncurrent assets	92	102
Investments in affiliates	105	102
Operating lease assets	279	305
Property, plant and equipment, net	1,783	1,872
Noncurrent assets of disposal group held for sale	20	954

Total assets	$6,078	$7,808

Liabilities and equity
Current liabilities
Short-term debt	$—	$615
Current portion of long-term debt	24	30
Accounts payable	1,228	1,154
Accrued payroll and employee benefits	224	210
Taxes on income	73	75
Current portion of operating lease liabilities	38	41
Other accrued liabilities	469	495
Current liabilities of disposal group held for sale	12	688

Total current liabilities	2,068	3,308
Long-term debt, less debt issuance costs of $9 in 2026 and $16 in 2025	1,236	2,566
Noncurrent operating lease liabilities	237	266
Pension and postretirement obligations	243	249
Other noncurrent liabilities	280	337
Noncurrent liabilities of disposal group held for sale		183

Total liabilities	4,064	6,909

Commitments and contingencies
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized, $0.01 par value, no shares outstanding	—	—
Common stock, 450,000,000 shares authorized, $0.01 par value, 108,830,193 and 121,284,138 shares outstanding	1	1
Additional paid-in capital	1,554	1,671
Retained earnings	1,308	235
Treasury stock, at cost (2,507,713 and 1,944,700 shares)	(52)	(35)
Accumulated other comprehensive loss	(856)	(1,032)

Total parent company stockholders’ equity	1,955	840
Noncontrolling interests	59	59

Total equity	2,014	899

Total liabilities and equity	$6,078	$7,808

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Three Months Ended March 31, 2026 and 2025

	Three Months Ended
(In millions)	March 31,
	2026	2025
Operating activities
Net income	$1,091	$30
Less: Net income from discontinued operations	1,106	47

Net loss from continuing operations	(15)	(17)
Depreciation	84	82
Amortization	3	3
Amortization of deferred financings charges	(8)	1
Earnings of affiliates, net of dividends received	(3)	(2)
Stock compensation expense	11	13
Deferred income taxes	11	(18)
Pension expense, net	(5)	(1)
Change in working capital	(252)	(418)
Change in other noncurrent assets and liabilities	11	(3)
Loss on divestiture of ownership interests	8
Noncash electric vehicle program termination charges	52
Other, net	(31)	(5)

Net cash used in operating activities from continuing operations	(134)	(365)
Net cash provided by (used in) operating activities from discontinued operations	(61)	328

Net cash used in operating activities	(195)	(37)

Investing activities
Purchases of property, plant and equipment	(62)	(67)
Proceeds from sale of property, plant and equipment	1	11
Settlements of undesignated derivatives	(4)	(2)
Other, net	1	1

Net cash used in investing activities from continuing operations	(64)	(57)
Net cash provided by (used) in investing activities from discontinued operations	2,563	(8)

Net cash provided by (used in) investing activities	2,499	(65)

Financing activities
Net change in short-term debt	(615)	121
Repayment of long-term debt	(1,330)	(4)
Dividends paid to common stockholders	(13)	(15)
Repurchases of common stock	(125)
Distributions to noncontrolling interests	(1)	(1)
Payment for mandatorily redeemable noncontrolling interest	(190)
Swap settlements		(6)
Other, net	(18)

Net cash provided by (used in) financing activities	(2,292)	95

Net increase (decrease) in cash, cash equivalents and restricted cash	12	(7)
Cash, cash equivalents and restricted cash - beginning of period	486	512
Effect of exchange rate changes on cash balances	(6)	18

Cash, cash equivalents and restricted cash - end of period	$492	$523

DANA INCORPORATED

Reconciliation of Net Cash Used In Operating Activities to Adjusted Free Cash Flow (Unaudited)

	Three Months Ended
(In millions)	March 31,
	2026	2025
Net cash used in operating activities	$(195)	$(37)
Purchases of property, plant and equipment - Continuing operations	(62)	(67)
Purchases of property, plant and equipment - Discontinued operations		(8)
Proceeds from sale of property, plant and equipment - Continuing operations	1	11
Cash paid for Off-Highway business divestiture related activities	61

Adjusted free cash flow	$(195)	$(101)

DANA INCORPORATED

Segment Sales and Adjusted EBITDA (Unaudited)

For the Three Months Ended March 31, 2026 and 2025

	Three Months Ended
(In millions)	March 31,
	2025	2024
Sales
Light Vehicle	$1,269	$1,213
Commercial Vehicle	599	568

Total Sales	$1,868	$1,781

Adjusted EBITDA
Light Vehicle	$112	$68
Commercial Vehicle	63	41
Corporate expense and other items, net	(4)	(16)

Adjusted EBITDA	$171	$93

DANA INCORPORATED

Reconciliation of Loss From Continuing Operations Before Income Taxes to Adjusted EBITDA (Unaudited)

For the Three Months Ended March 31, 2026 and 2025

	Three Months Ended
(In millions)	March 31,
	2026	2025
Loss from continuing operations before income taxes	$(4)	$(29)
Adjustments related to continuing operations
Loss on extinguishment of debt	7
Interest income	(6)	(2)
Interest expense	22	39
Depreciation	84	82
Amortization	3	3
Non-service cost components of pension and OPEB costs	1	2
Restructuring charges, net	6	2
Stock compensation expense	11	13
Strategic transaction expenses	1	1
Gain on sale of property, plant and equipment		(1)
Supplier capacity charge adjustment		(19)
Loss on divestiture of ownership interests	8
Electric vehicle program termination charges	56
Foreign exchange gain on unhedged intercompany loans	(21)
Other items	3	2

Adjusted EBITDA	$171	$93

DANA INCORPORATED

Reconciliation of Net Income Attributable to the Parent Company to Adjusted Net Income Attributable to the Parent Company and Diluted Adjusted EPS (Unaudited)

For the Three Months Ended March 31, 2026 and 2025

(In millions, except per share amounts)
	Three Months Ended
	March 31,
	2026	2025
Net income attributable to the parent company	$1,087	$25
Items impacting income before income taxes:
Amortization	3	3
Restructuring charges, net	6	2
Strategic transaction expenses	1	1
Supplier capacity commitment charge adjustment		(19)
Loss on divestiture of ownership interests	8
Electric vehicle program termination charges	56
Loss on extinguishment of debt	7
Foreign exchange gain on unhedged intercompany loans	(21)
Net income from discontinued operations	(1,106)	(47)
Items impacting income taxes:
Net income tax expense (benefit) on items above	(37)	6
Income tax expense (benefit) attributable to various discrete tax matters	12	(10)

Adjusted net income (loss) attributable to the parent company	$16	$(39)

Diluted shares - as reported	109.9	145.6
Adjusted diluted shares	111.1	145.6
Diluted adjusted EPS	$0.14	$(0.27)